SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report: February 8, 2010

CORINTHIAN COLLEGES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25283	33-0717312
(State or other jurisdiction of Incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

6 Hutton Centre Drive, Suite 400, Santa Ana, California	92707
(Address of principal executive offices)	(Zip Code)

(714) 427-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On February 8, 2010, Corinthian Colleges, Inc. (the “Company”) received draft “Cohort Default Rates” from the federal Department of Education (“ED”) for students of the Company’s institutions who entered repayment during the federal fiscal year ending September 30, 2008 (the “2008 Cohort”). Under the Higher Education Act, an institution can lose its eligibility to participate in some or all of the federal student financial aid programs if defaults by its former students on their federally guaranteed student loans equal or exceed 25% per year for three consecutive years, or 40% for a single year. The term “institution” means a main campus and its additional locations, as defined by ED’s regulations.

ED generally publishes draft cohort default rates in February of each year for the repayment period ending the previous September 30. Draft rates do not result in sanctions and can change between February and the release of the official cohort default rates in September.

In our Report on Form 10Q for the quarter ended September 30, 2009, we stated our belief that, given the data the Company had received at that time, we expected ten to twelve of our institutions to exceed the 25% limitation for the 2008 Cohort. In that same report, we also stated that preliminary data indicated another five of our institutions could exceed this limitation. On February 8, 2010, ED informed us that, out of our total 49 institutions (including recently acquired Heald College’s institutions), nine had Cohort Default Rates for the 2008 Cohort that exceeded 25%. We do not expect any of these institutions to exceed the threshold for three consecutive years. No institution had a Cohort Default Rate that exceeded 40% for the 2008 Cohort.

The Company has implemented a multi-faceted cohort default management program and expects to remain in compliance with the cohort default rules. Our default management program includes: a new contact management system to assist in reaching students who are no longer in school; an internal department focused primarily on early stage delinquencies; an expanded program of entrance and exit counseling and financial literacy training for current students; and the use of outside firms to help reach and inform borrowers about alternatives to default, including income-based repayment, forbearance and deferral.

The following table sets forth the draft Cohort Default Rates for our institutions (including Heald College’s institutions and their additional locations) included within total operations of the Company as of February 8, 2010 for the 2008 Cohort:

Institution	2008(2)
Everest College, Seattle, WA (Fife and Vancouver, WA, and Tigard, OR) (1)	12.0%
Everest College, Alhambra, CA (Everest Institute, Chelsea, MA) (1)	18.6%
Everest College, Anaheim, CA	15.0%
Everest College, Colorado Springs, CO (McLean, VA) (1)	19.8%
Everest College, Gardena, CA (Everest Institute, Norcross, GA) (1)	18.3%
Everest College, Hayward, CA (combined with former New Orleans, LA Campus) (1)	20.3%
Everest College, Henderson, NV	22.7%
Everest College, Los Angeles, CA	24.7%
Everest College, Ontario, CA (Columbus, OH and Jonesboro, GA) (1)	16.9%
Everest College, Phoenix, AZ (Mesa, AZ) (1)	20.5%
Everest College, Bremerton, WA (Everett and Tacoma, WA and St. Louis, MO) (1)	13.5%
Everest College, Portland, OR (Vancouver, WA, and Dallas, TX; Everest Institute, Silver Spring, MD) (1)	23.4%
Everest College, Renton, WA (Lynnwood, WA; Everest Institute, Bissonnet, TX) (1)	25.4%
Everest College, Reseda, CA (Marietta, GA) (1)	12.9%
Everest College, Salt Lake City, UT (Fort Worth, TX) (1)	25.0%
Everest College, San Bernardino, CA	31.1%
Everest College, San Francisco, CA (Chicago, IL) (1)	19.4%
Everest College, San Jose, CA	12.4%
Everest College, Skokie, IL (Burr Ridge, IL) (1)	16.0%
Everest College, Springfield, MO (Ontario Metro, CA) (1)	28.0%
Everest College, Thornton, CO (Aurora, CO, and Arlington, VA) (1)	26.4%
Everest College, Torrance, CA	18.1%
Everest Institute, Brighton, MA (Everest College, North Aurora, IL) (1)	18.1%
Everest Institute, Cross Lanes, WV (Dekalb, GA and Eagan, MN) (1)	20.2%
Everest Institute, Grand Rapids, MI, (Kalamazoo, MI, and Everest College, Merrillville, IN) (1)	19.4%
Everest Institute, Kendall, FL (Ft. Lauderdale, FL) (1)	27.7%
Everest Institute, Miami, FL (Hialeah, FL) (1)	22.5%

Everest Institute, Newport News, VA (Chesapeake, VA) (1)	20.7%
Everest Institute, Pittsburgh, PA	22.9%
Everest Institute, Rochester, NY (Everest College, Arlington (Mid Cities), TX) (1)	25.9%
Everest Institute, San Antonio, TX (Greenspoint and Hobby, TX) (1)	35.2%
Everest Institute, Southfield, MI (Dearborn and Detroit, MI, Austin, TX, and South Plainfield, NJ) (1)	24.5%
Everest University, Largo, FL (Lakeland and Jacksonville, FL) (1)	23.6%
Everest University, Orlando (North), (Orlando (South), and Melbourne, FL) (1)	18.0%
Everest University, Pompano Beach, FL (Everest College, Merrionette Park, IL) (1)	16.1%
Everest University, Tampa, FL (Brandon and Orange Park, FL) (1)	14.0%
Heald College, San Francisco, CA (Portland, OR and Honolulu, HI) (1)	10.7%
Heald College, Rancho Cordova, CA	8.8%
Heald College, Fresno, CA	15.3%
Heald College, Hayward, CA	9.5%
Heald College, Concord, CA	7.4%
Heald College, Roseville, CA	8.9%
Heald College, Milpitas, CA	9.3%
Heald College, Stockton, CA	9.7%
Heald College, Salinas, CA	8.5%
WyoTech, Daytona Beach, FL	29.0%
WyoTech, Fremont, CA	17.6%
WyoTech, Laramie, WY (Sacramento, CA and Blairsville, PA) (1)	6.3%
WyoTech, Long Beach, CA (Everest College, West Los Angeles and City of Industry, CA) (1)	21.1%
Consolidated Average Cohort Default Rate	19.2%

(1)	Indicates additional locations wherein the Cohort Default Rates are blended with the main institution.
(2)	Rates are based on the draft Cohort Default Rates issued in February 2010, and are subject to change when final rates are calculated.

Certain statements in this Report on Form 8-K may be deemed to be forward-looking statements under the Private Securities Litigation Reform Act of 1995. The Company intends that all such statements be subject to the “safe-harbor” provisions of that Act. Such statements include, but are not limited to, those pertaining to the Company’s expectation that its institutions will be able to comply with the limitations on cohort default rates. Many factors may cause the Company’s actual results to differ materially from those discussed in any such forward-looking statements, including risks associated with the uncertain effectiveness of the Company’s default prevention efforts; possible changes in general macroeconomic and market conditions (including unemployment); and other risks and uncertainties described in the Company’s filings with the U.S. Securities and Exchange Commission. If any of the Company’s institutions, depending on its size, were to lose eligibility to participate in federal student financial aid programs because of high student cohort default rates, it could have a material adverse effect on the Company’s business. The historical results achieved are not necessarily indicative of future prospects. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORINTHIAN COLLEGES, INC.

February 8, 2010	/s/ STAN A. MORTENSEN
Stan A. Mortensen
Executive Vice President and
General Counsel